Supplement dated March 2, 2010 to Prospectuses dated May 1, 2009 for

AnnuiChoice® II, AdvantEdge and Pinnacle V

Flexible Premium Variable Annuities

Issued by Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  Please retain this supplement to the prospectuses for future reference.

Effective March 1, 2010, the Guaranteed Lifetime Income Advantage Rider is not available in Delaware.